EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Gales Industries Incorporated (the "Company") does hereby certify, to such officer's knowledge, that the Quarterly Report on Form 10-QSB of the Company for the quarter ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated November 14, 2006                               /s/ Michael A. Gales
                                                      --------------------------
                                                      Michael A. Gales,
                                                      Executive Chairman